IVY FUNDS

Delaware Ivy Wilshire Global Allocation Fund (the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”), each dated October 30, 2023, as amended

Changes Effective on or about October 30, 2024

Effective on or about October 30, 2024, the changes set forth below will take effect.

Stefan Löwenthal, Jürgen Wurzer, and Aaron D. Young are added as portfolio managers of the Fund and Macquarie Investment Management Austria Kapitalanlage AG is added as a sub-advisor of the Fund.  References to any other portfolio managers and sub-advisor of the Fund in the Fund’s summary prospectus, statutory prospectus, and SAI are removed.

The Fund will change its name from Delaware Ivy Wilshire Global Allocation Fund to Macquarie Global Allocation Fund. Accordingly, all references to Delaware Ivy Wilshire Global Allocation Fund in the Fund’s summary prospectus, statutory prospectus, and SAI will be replaced with Macquarie Global Allocation Fund. Any previously announced name changes are superseded with this October 30, 2024 name change.

The Fund will change its primary (regulatory) benchmark from MSCI ACWI Index/Bloomberg US Aggregate Bond Index to MSCI ACWI Index/Bloomberg Global Aggregate Bond Index.

The Fund will change its secondary benchmark from 65% MSCI ACWI Index + 35% Bloomberg Multiverse Index (USD Hedged)  to 65% MSCI ACWI Index + 35% Bloomberg Global Aggregate Index (USD Hedged).

The following replaces the information in the section of the Fund’s summary prospectus entitled “What are the Fund’s principal investment strategies” and the section of the Fund’s statutory prospectus entitled “Fund summary — What are the Fund’s principal investment strategies”:

Macquarie Global Allocation Fund is a fund-of-funds that seeks to achieve its objective primarily by allocating its assets among a diverse group of equity and fixed-income mutual funds, including affiliated and unaffiliated equity and fixed-income mutual funds and unaffiliated exchange-traded funds (ETFs) and directly investing in stocks and bonds.

The Fund invests primarily in mutual funds that are series of the Delaware Funds (each such fund is an “Underlying Affiliated Fund”). Each Underlying Affiliated Fund, in turn, invests in a diversified portfolio of securities from one or more of the following asset classes: domestic equity securities, foreign equity securities (from issuers in both developed and emerging markets) and bonds (both investment grade and high-yield (junk) bonds) issued by domestic and foreign corporations and governments. The Fund invests in Underlying Affiliated Funds and stocks and bonds that utilize a variety of growth or income investment strategies to seek to achieve their respective objectives. The Underlying Affiliated Funds of the Trust are managed by Delaware Management Company (Manager).

For the purposes of this section, a reference to the Manager may also include Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK” or the “Sub-advisor”), with respect to its role as sub-advisor of the Fund.

Under normal circumstances, the Fund’s “policy” asset mix is 65% invested in equities and 35% invested in fixed income. However, at any given time, the Fund’s permissible ranges are 45% to 85% invested in equities and 15% to 55% invested in fixed income and other asset classes.

Through its investments in the Underlying Affiliated Funds and/or its direct stock and bonds investments, the Fund will invest, under normal circumstances, at least 40% of its assets in foreign investments.

MIMAK and the Manager use a dynamic asset-allocation framework to determine the proportion of the Fund's assets that will be allocated to the various asset classes noted above, based on the market assessment and portfolio risk contribution for such asset classes. The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection.

The following is added to the section of the Fund’s summary prospectus entitled “What are the principal risks of investing in the Fund” and the section of the Fund’s statutory prospectus entitled “Fund summary — What are the principal risks of investing in the Fund”:

Exchange-traded fund risk — The risks of investing in an ETF typically reflect the risks of the instruments in which the ETF invests. Because ETFs are investment companies, a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund's expenses may be higher and performance may be lower.

The following replaces the information in the section of the Fund’s summary prospectus entitled “Who manages the Fund” and the section of the Fund’s statutory prospectus entitled “Fund summary — Who manages the Fund”:

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Aaron D. Young	Managing Director, Senior Portfolio Manager - Global Multi-Asset	October 2024

Sub-advisor
Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio manager	Title with MIMAK	Start date on the Fund
Stefan Löwenthal, CFA	Managing Director, Head of Global Multi-Asset	October 2024
Jürgen Wurzer, CFA	Managing Director, Deputy Head of Global Multi-Asset	October 2024

The following replaces the information in the section of the Fund’s statutory prospectus entitled “How we manage the Fund – Our principal investment strategies”:

The Fund is a “fund-of-funds” that seeks to achieve its objective primarily by allocating its assets among a diverse group of affiliated and unaffiliated equity and fixed-income mutual funds and unaffiliated exchange-traded funds (ETFs) and directly investing in stocks and bonds.

The Fund invests primarily in mutual funds that are series of Delaware Funds. Each Underlying Affiliated Fund, in turn, invests in a portfolio of securities from one or more of the following asset classes: domestic equity securities, foreign equity securities (from issuers in both developed and emerging markets)

and bonds (both investment grade and high yield (junk bonds)) issued by domestic and foreign corporations and governments. The Fund invests in Underlying Affiliated Funds that utilize a variety of growth or income investment strategies to seek to achieve their respective objectives. The Underlying Affiliated Funds of Delaware Funds are managed by the Manager.

At times, the Fund also may purchase shares of funds that are not affiliated with Delaware Funds, including shares of ETFs.

Under normal circumstances, the Fund’s “policy” asset mix is 65% invested in equities and 35% invested in fixed income. However, at any given time, the Fund’s permissible ranges are 45% to 85% invested in equities and 15% to 55% invested in fixed-income and other asset classes.

MIMAK and the Manager use a dynamic asset-allocation framework to determine the proportion of the Fund's assets that will be allocated to the various asset classes noted above, based on the market assessment and portfolio risk contribution for such asset classes. The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection.

Through its investments in the Underlying Affiliated Funds and/or its direct stock and bonds investment, the Fund will invest, under normal circumstances, at least 40% of its assets in foreign investments.

The following is added to the section of the Fund’s statutory prospectus entitled “How we manage the Fund — The securities in which the Fund typically invests”:

Common or ordinary stocks

Common or ordinary stocks are securities that represent shares of ownership in a corporation. Stockholders may participate in a corporation’s profits through its distributions of dividends to stockholders, proportionate to the number of shares they own.

How the Fund uses them: The Fund may invest in common stocks.

The section of the Fund’s statutory prospectus entitled “Who manages the Fund — Sub-advisor” is deleted in its entirety and replaced with:

Sub-advisor
Macquarie Investment Management Austria Kapitalanlage AG

MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of MAM. The Manager has entered into a separate sub-advisory agreement with MIMAK for the Fund and compensates MIMAK out of the investment advisory fees it receives from the Fund. Although MIMAK serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services.

The section of the Fund’s statutory prospectus entitled “Who manages the Fund? — Portfolio managers” is deleted in its entirety and replaced with:

Stefan Löwenthal, Jürgen Wurzer and Aaron D. Young are primarily responsible for the day-to-day portfolio management of the Fund. Each portfolio manager has managed the Fund since October 2024.

Stefan Löwenthal
Managing Director, Head of Global Multi-Asset
•	Joined Macquarie in 2008
•	Based in Vienna

Stefan is the Head of Global Multi-Asset at Macquarie Asset Management (MAM). The team has engineered multi-asset solutions for more than 25 years. With its highly differentiated investment process, the team serves clients around the globe. He leads the team responsible for asset allocation and portfolio construction; the management of multi-asset funds, model portfolios, and institutional accounts; and the development of new multi-asset investment strategies. He oversees all research, portfolio management, and thought leadership activities of the team.
Stefan joined Macquarie in February 2008 as a Portfolio Manager on the Multi-Asset Team. He was appointed Chief Investment Officer in 2013.
He chairs the MAM Investment Policy Committee and is a member of the MAM Environmental, Social, and Governance (ESG) Working Group, the MAM Professional Series Multi Manager Committee, and the MAM Private Infrastructure Fund Governance Committee.
Stefan received a Master of Management Science from the Vienna University of Economics and Business. He holds the Chartered Financial Analyst® designation and is a member of the CFA Society Austria.

Jürgen Wurzer
Managing Director, Deputy Head of Global Multi-Asset
•	Re-joined Macquarie in 2018
•	Based in Vienna

Jürgen is Deputy Head of Global Multi-Asset at Macquarie Asset Management (MAM), a role he assumed in April 2018. The team, led by Stefan Löwenthal, has engineered multi-asset solutions for more than 25 years. With its highly differentiated investment process, the team serves clients around the globe. Jürgen is responsible for designing and managing multi-asset strategies, overseeing quantitative research and modelling, and analysing global equity markets.
He initially joined Macquarie in 2007, focusing on multi-asset solutions. He worked for Erste Asset Management between 2016 and 2018, prior to re-joining Macquarie in 2018.
Jürgen received a Master of Arts from the University of Applied Sciences Wiener Neustadt. He holds the Chartered Financial Analyst® designation, the CFA Institute Certificate in ESG Investing and is a member of the CFA Society Austria.
Aaron D. Young
Managing Director, Senior Portfolio Manager – Global Multi-Asset
•	Joined Ivy Investments in 2005, acquired by Macquarie in 2021
•	Based in Kansas City

Aaron is a Senior Portfolio Manager for the Global Multi-Asset Team at Macquarie Asset Management (MAM). He focuses on asset allocation, portfolio construction, and risk analysis. The team, led by Stefan Löwenthal, has engineered multi-asset solutions for more than 25 years. With its highly differentiated investment process, the team serves clients around the globe. Aaron also contributes to the team’s fundamental research process. Prior to Macquarie's acquisition of Ivy Investments, Aaron worked in a variety of roles at Ivy Investments, most recently as both a Multi-Asset Portfolio Manager and member of the Equity Risk and Quantitative Research Team. He earned his Bachelor of Arts in philosophy with Honors from the University of Missouri and a Master of Business Administration with an emphasis in finance and strategy from the Olin School of Business at Washington University.

The first paragraph section of the Fund’s SAI entitled “Investment Strategies and Risks — Delaware Ivy Wilshire Global Allocation Fund” is deleted in its entirety and replaced with:

The Fund is a fund of funds that invests primarily by allocating its assets among a diverse group of equity and fixed-income mutual funds, including affiliated equity and fixed-income mutual funds and unaffiliated ETFs and direct stocks and bonds. The Fund invests primarily in a combination of other funds that are series of the Delaware Funds and that are not fund of funds (Underlying Affiliated Funds), as described in the Prospectus. The Fund allocates its assets to Underlying Affiliated Funds that are managed by the Manager.

The section of the Fund’s SAI entitled “Investment Strategies and Risks — Unaffiliated Mutual Funds” is deleted in its entirety and replaced with:

Unaffiliated Mutual Funds. The Fund also may purchase shares of any investment company registered under the 1940 Act that are not series of the Delaware Funds (an “unaffiliated fund”), including shares of ETFs, provided that, immediately after such purchase, the Fund does not own more than 3% of the total outstanding stock of such unaffiliated fund.

Change Effective on or About November 15, 2024

Effective on or about November 15, 2024 (Effective Date), Class I will be renamed Institutional Class. Each related reference is hereby replaced in the Fund’s prospectuses and SAI on the Effective Date. This Supplement supersedes any previously announced supplements relating to the share class name change.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated August 15, 2024.

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